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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): OCTOBER 16, 2001

                               CALPINE CORPORATION
             (Exact Name of Registrant as Specified in Its Charter)


          DELAWARE                  001-12079                    77-0212977
(State or Other Jurisdiction  (Commission File Number)         (IRS Employer
     of Incorporation)                                       Identification No.)

                           50 WEST SAN FERNANDO STREET
                           SAN JOSE, CALIFORNIA 95113
               (Address of Principal Executive Offices) (Zip Code)

                                 (408) 995-5115
              (Registrant's Telephone Number, Including Area Code)

                                 NOT APPLICABLE
          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 5.  OTHER EVENTS

    On October 16, 2001, in connection with Calpine Canada Energy Finance ULC's offering of senior notes guaranteed by Calpine Corporation in the U.S. dollar fixed income markets (a reopening of senior notes previously issued in April
2001), Calpine Canada Energy Finance ULC and Wilmington Trust Company entered into an Amended and Restated Indenture relating to the senior notes. Calpine Canada Energy Finance ULC is a wholly-owned subsidiary of Calpine Corporation. Calpine Corporation, as guarantor of the senior notes, entered into a First Amendment to Guarantee Agreement with Wilmington Trust Company (an amendment to the Guarantee Agreement entered into between Calpine Corporation and Wilmington Trust Company in connection with the previous issuance of the senior notes in April 2001). Copies of these agreements are attached as exhibits to this Form 8-K.

    On October 18, 2001, in connection with Calpine Canada Energy Finance II ULC's offering of senior notes guaranteed by Calpine Corporation in the Sterling and Euro fixed income markets, Calpine Canada Energy Finance II ULC and Wilmington Trust Company entered into an Indenture and First Supplemental Indenture relating to the senior notes. Calpine Canada Energy Finance II ULC is a wholly-owned subsidiary of Calpine Corporation. Calpine Corporation, as guarantor of the senior notes, entered into a Guarantee Agreement and First Amendment to Guarantee Agreement with Wilmington Trust Company. Copies of these agreements are attached as exhibits to this Form 8-K.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

            (a)         Financial Statements of businesses acquired: Not
                        Applicable

            (b)         Pro Forma Financial Information: Not Applicable

            (c)         Exhibits.

                    Exhibit No.     Description
                    -----------     -----------
                        4.7         Amended and Restated Indenture dated as of
                                    October 16, 2001 between Calpine Canada
                                    Energy Finance ULC and Wilmington Trust
                                    Company.
                        4.8         First Amendment to Guarantee Agreement dated
                                    as of October 16, 2001 between Calpine
                                    Corporation and Wilmington Trust Company.
                        4.9         Indenture dated as of October 18, 2001
                                    between Calpine Canada Energy Finance II ULC
                                    and Wilmington Trust Company.
                        4.10        First Supplemental Indenture dated as of
                                    October 18, 2001 between Calpine Canada
                                    Energy Finance II ULC and Wilmington Trust
                                    Company.
                        4.11        Guarantee Agreement dated as October 18,
                                    2001 between Calpine Corporation and
                                    Wilmington Trust Company.
                        4.12        First Amendment to Guarantee Agreement dated
                                    as of October 18, 2001 between Calpine
                                    Corporation and Wilmington Trust Company.

                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            CALPINE CORPORATION

                                            By: /s/ Charles B. Clark, Jr.
                                                --------------------------------
                                                Charles B. Clark, Jr.
                                                Senior Vice President and
                                                Controller
                                                (Chief Accounting Officer)

                                            Date:  November 9, 2001

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                                  EXHIBIT INDEX

        Exhibit No.     Description
        -----------     -----------
            4.7         Amended and Restated Indenture dated as of October 16,
                        2001 between Calpine Canada Energy Finance ULC and
                        Wilmington Trust Company.
            4.8         First Amendment to Guarantee Agreement dated as of
                        October 16, 2001 between Calpine Corporation and
                        Wilmington Trust Company.
            4.9         Indenture dated as of October 18, 2001 between Calpine
                        Canada Energy Finance II ULC and Wilmington Trust
                        Company.
            4.10        First Supplemental Indenture dated as of October 18,
                        2001 between Calpine Canada Energy Finance II ULC and
                        Wilmington Trust Company.
            4.11        Guarantee Agreement dated as October 18, 2001 between
                        Calpine Corporation and Wilmington Trust Company.
            4.12        First Amendment to Guarantee Agreement dated as of
                        October 18, 2001 between Calpine Corporation and
                        Wilmington Trust Company.